CONCERT INVESTMENT SERIES
on behalf of
Growth and Income Fund (the "Fund")

Supplement dated August 14, 2000 to
Prospectus dated February 28, 2000



The following information revises and supersedes, as applicable, the information set forth in the Prospectus of the Fund under "Management-Growth and Income".

Commencing August 14, 2000, Michael Kagan assumed responsibility as portfolio manager of the Fund. Mr. Kagan is currently an Investment Officer of the manager and a Director of Salomon Smith Barney Inc.